UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 19, 2004
Date of Report (Date of earliest event reported):

SYCAMORE NETWORKS, INC. (Exact Name of Registrant as Specified in its Charter)

Delaware	000-27273	04-3410558

(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)
220 Mill Road Chelmsford, MA 01824
(Address of Principal Executive Offices)
(Zip Code)
Registrant's Telephone Number, including Area Code: (978) 250-2900

Not Applicable (Former Name or Former Address, if Changed Since Last Report)

Item 12:  Results of Operations and Financial Condition

On August 19, 2004, the Registrant reported its fourth quarter and fiscal year end results for the period ended July 31, 2004. A copy of the press release issued by the Registrant on August 19, 2004 concerning the foregoing results is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference into such filing. The information in this report, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

The Registrant provides non-GAAP financial data in addition to providing financial results in accordance with generally accepted accounting principles (“GAAP”). These measures are not in accordance with, or an alternative for GAAP, and may be different from non-GAAP measures used by other companies. The reconciliation between the GAAP basis and the non-GAAP basis financial data is provided in a table immediately following the Unaudited Consolidated Statements of Operations included with Exhibit 99.1. The items excluded from the non-GAAP results have one or more of the following characteristics: their magnitude and timing is largely outside of the Registrant's control; they are unrelated to the ongoing operation of the business in the ordinary course; they are unusual, and the Registrant does not expect them to occur in the ordinary course of business; or they are non-operational, non-cash expenses involving stock option grants primarily in connection with the Registrant's initial public offering and acquisitions.

The non-GAAP financial data is provided to enhance the user's overall understanding of the Registrant's current financial performance and its prospects for the future. Specifically, the Registrant believes the non-GAAP results provide useful information to both management and investors by excluding certain expense and income items that the Registrant believes are not indicative of the Registrant's core operating results because such charges are associated with past events and are not related to current operations. In addition, since the Registrant has historically reported non-GAAP results to the investment community, the Registrant believes the inclusion of non-GAAP numbers provides consistency in its financial reporting. Further, these non-GAAP results are one of the primary indicators management uses for planning and forecasting in future periods. The non-GAAP financial data should be considered in addition to, not as a substitute for or as being superior to, operating losses, cash flows, or other measures of financial performance prepared in accordance with GAAP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Sycamore Networks, Inc. /s/ Frances M. Jewels Frances M. Jewels Chief Financial Officer (Duly Authorized Officer and Principal Financial and Accounting Officer)

Dated: August 19, 2004

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of the Registrant, dated August 19, 2004, reporting the Registrant's fourth quarter and fiscal year end results for the period ended July 31, 2004.